Equity	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
EQUITY
11.	EQUITY

Initial Public Offering

In March 2023, the Company completed its initial public offering and was listed on the Nasdaq Global Market under the symbol “AIXI”. 5,700,000 American depositary shares (each, an “ADS”, collectively, “ADSs”), each represents one-third of an ordinary shares, was issued at a price of $6.8 per share for net proceeds of $33.11 million, after deducting underwriting discounts, commissions and other offering expense of $5.65 million. After the initial public offering, there were 24,015,592 ordinary shares outstanding, with par value of $0.00005.

Issuance of Preferred Shares

On December 13, 2023, the Company issued 3,700,000 preferred shares (“Preferred Shares”), each with a par value of US$0.00005 and carrying a voting right equivalent to 20 votes to ZunTian Holding Limited (“ZunTian”), an existing shareholder of the Company. (the “Issuance”). ZunTian is a BVI-incorporated company wholly owned and controlled by Mr. Hui Yuan (“Mr. Yuan”), who is also the Chief Executive Officer (the “CEO”) and Chairman of the Company. As a result of this Issuance, Mr. Yuan beneficially owns more than 79% of the voting power of the Company, leading to a change in control under Nasdaq Global Market listing rules and resulting in the Company becoming a controlled company under those rules.

The fair value of the 3.7 million Preferred Shares is $730.93, equivalent to $0.0001975 per share. The rights of Preferred Shares are as follows:

(1)	each Preferred share confers on the holder thereof the right to twenty (20) votes and holders of the Preferred Shares shall at all times vote together with holders of ordinary shares of the Company as one class on all resolutions submitted to a vote by the members of the Company save where a separate class meeting is required by law;

(2)	the Preferred Shares shall not confer any other rights, including, without limitation, dividend or liquidation rights or any other financial or economic rights;

(3)	the Preferred Shares shall be non-convertible, non-redeemable, and non-transferable, except as otherwise resolved by the Board of Directors of the Company; and

(4)	for the avoidance of doubt, save and except for the rights, preference, privileges and restrictions set out in (1) to (3) above, the Preferred Shares shall not have any other rights and restrictions.

The Company recognized the Preferred Shares as permanent equity, and the consideration excess of the par value was recognized as additional paid-in capital.

The Change in ADS Ratio

On August 5, 2024, the Group decided to change the ratio of its ADSs to its ordinary shares (the “ADS Ratio”), par value US$0.00005 per share, from the current ADS Ratio of one ADS to one-third of an ordinary share to a new ADS Ratio of one ADS to 3 ordinary shares. For the Company’s ADS holders, the change in the ADS Ratio will have the same effect as a one-for-nine reverse ADS split. The change in the ADS Ratio had been effective on August 23, 2024.